UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 1, 2007

Angeion Corporation

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

001-13543	41-1579150
(Commission File Number)	(IRS Employer Identification No.)

350 Oak Grove Parkway Saint Paul, Minnesota 55127-8599	55127-8599
(Address of principal executive offices)	(Zip Code)

(651) 484-4874

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

At a regular meeting on March 1, 2007, the Angeion Corporation Board of Directors elected John R. Baudhuin to its Board of Directors effective March 1, 2007.  Mr. Baudhuin, 44, is the President and Chief Executive Officer of California-based Mad Dogg Athletics Inc., a private, global health and fitness company, specializing in group exercise and trainer education.  His appointment brings the total number of Angeion board members to six.  Angeion had not yet determined on which committees Mr. Baudhuin will serve.

Section 9. - Financial Statements and Exhibits.

Item 9.01   Financial Statements and Exhibits

(c)           Exhibits

The following are filed or furnished as Exhibits to this Report:

Exhibit No.	Description of Exhibit
99.1	Press release dated March 1, 2007 announcing Mr. Baudhuin’s election to the Angeion Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Angeion Corporation

Dated: March 7, 2007	by	/s/ Rodney A. Young

Rodney A. Young
President and Chief Executive Officer